ADVISORS DISCIPLINED TRUST 1888

                          SUPPLEMENT TO THE PROSPECTUS

     Energy Transfer Partners, L.P. (NYSE: ETP) has merged with and into Energy Transfer Equity, L.P. (NYSE: ETE). Following the merger, Energy Transfer Equity, L.P. changed its name to Energy Transfer LP (NYSE: ET). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers Dynamic Income Portfolio, Series 2018-3 now includes shares of Energy Transfer LP and will no longer include shares of Energy Transfer Partners, L.P.

     Supplement Dated:  October 19, 2018















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